EXHIBIT 12.1

                         CERTIFICATION UNDER SECTION 906
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                           SARBANES-OXLEY ACT OF 2002
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I, Todd Bruce, the President and Chief Executive Officer of Crystallex International Corporation (the "registrant"), certify that:

1. Based on myknowledge, the Annual Report on Form 20-F for the year ended December 31, 2003 ("Form 20-F"), of the registrant fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;

2. Based on my knowledge, the information contained in Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the registrant for the year ended December 31, 2003.

Date: May 18, 2004

                                     /s/ Todd Bruce
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                                     Todd Bruce
                                     President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Crystallex International Corporation and will be retained by such corporation and furnished to the Securities and Exchange Commission or its staff upon request.